UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to 240.14a-12

Horizon Pharma, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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Filed under Rule 14a-12

of the Securities Exchange Act of 1934

Filing by: Horizon Pharma, Inc.

Subject Company: Horizon Pharma, Inc.

SEC File No. of Horizon Pharma, Inc.: 001-35238

This Schedule 14A filing consists of a press release relating to a proposed transaction between Horizon Pharma, Inc., a Delaware corporation (“Horizon”), and Vidara Therapeutics International Ltd., an Irish private limited company (“Vidara”), pursuant to the terms of a Transaction Agreement and Plan of Merger, dated March 18, 2014, by and among Horizon, Vidara, Vidara Therapeutics Holdings LLC, a Delaware limited liability company, Hamilton Holdings (USA), Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Vidara (“U.S. HoldCo”), and Hamilton Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of U.S. HoldCo.

Horizon issued the press release on April 16, 2014.

Forward-Looking Statements

The press release contains forward-looking statements, including, but not limited to, statements related to the anticipated consummation of the business combination transaction between Horizon and Vidara and the timing and terms thereof, anticipated product portfolio and other statements that are not historical facts. These forward-looking statements are based on Horizon’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to Horizon’s ability to complete the transaction on the proposed terms and schedule; risks associated with business combination transactions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; risks related to future opportunities and plans for the combined company; the calculations of, and factors that may impact the calculations of, the acquisition price in connection with the proposed merger and the allocation of such acquisition price to the net assets acquired in accordance with applicable accounting rules and methodologies; as well as other risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in Horizon’s SEC filings and reports, including in its Annual Report on Form 10-K for the year ended December 31, 2013. Horizon undertakes no duty or obligation to update any forward-looking statements contained in the press release as a result of new information, future events or changes in its expectations.

Additional Information and Where to Find It

In connection with the proposed transaction, Horizon and Vidara will be filing documents with the SEC, including the filing by Horizon of a preliminary and definitive proxy statement/prospectus relating to the proposed transaction and the filing by Vidara of a registration statement on Form S-4 that will include the proxy statement/prospectus relating to the proposed transaction. After the registration statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to Horizon stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED PRELIMINARY AND DEFINITIVE PROXY/PROSPECTUS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HORIZON, VIDARA AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, by directing a request to Horizon’s Investor Relations department at Horizon Pharma, Inc., Attention: Investor Relations, 520 Lake Cook Road, Suite 520, Deerfield, IL 60015 or to Horizon’s Investor Relations department at 224-383-3000 or by email to investor-relations@horizonpharma.com. Investors and security holders may obtain free copies of the documents filed with the SEC on Horizon’s website at www.horizonpharma.com under the heading “Investors” and then under the heading “SEC Filings.”

Horizon and its directors and executive officers and Vidara and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Horizon in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement/prospectus described above. Additional information regarding the directors and executive officers of Horizon is also included in Horizon’s Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on March 13, 2014. These documents are available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Horizon as described above.

This communication does not constitute an offer to sell, or the solicitation of an offer to sell, or the solicitation of an offer to subscribe for or buy, any securities nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Horizon Pharma Announces Early Termination of Hart-Scott-Rodino Waiting Period for Acquisition of

Vidara Therapeutics International Ltd.

DEERFIELD, IL. – April 16, 2014 – Horizon Pharma, Inc. (NASDAQ: HZNP) today announced that it has received notice of the early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, in connection with its proposed acquisition of Vidara Therapeutics International Ltd. (“Vidara”). The waiting period was scheduled to expire on May 1, 2014. Completion of the transaction remains subject to approval by Horizon’s stockholders and other customary closing conditions.

Horizon and Vidara previously announced their entry into a definitive agreement under which Horizon will acquire Vidara through a reverse merger for stock and cash. Vidara will be renamed Horizon Pharma plc. Horizon Pharma plc will be organized under the laws of Ireland with a portfolio of four products marketed primarily in the United States. Pursuant to the agreement, Vidara will combine with Horizon with approximately 74 percent of Horizon Pharma plc’s ordinary shares to be exchanged for Horizon’s common shares. The shareholders of Vidara will retain approximately 26 percent of Horizon Pharma plc on a fully diluted basis and receive $200 million in cash, subject to certain adjustments.

About Horizon Pharma

Horizon Pharma, Inc. is a commercial stage, specialty pharmaceutical company that markets DUEXIS®, VIMOVO® and RAYOS®/LODOTRA®, which target unmet therapeutic needs in arthritis, pain and inflammatory diseases. The Company’s strategy is to develop, acquire or in-license additional innovative medicines where it can execute a targeted commercial approach among specific target physicians such as primary care physicians, orthopedic surgeons and rheumatologists, while taking advantage of its commercial strengths and the infrastructure the Company has put in place. For more information, please visit www.horizonpharma.com.

About Vidara Therapeutics International Ltd.

Vidara Therapeutics International Ltd. is a commercial stage, specialty pharmaceutical company that markets ACTIMMUNE®, which targets unmet therapeutic needs in the rare inherited disorders of chronic granulomatous disease and severe malignant osteopetrosis. Vidara is intent on utilizing its proven business model of creating value through accretive product acquisitions or license agreements, targeted marketing and distribution, and life cycle management. Additional information is available at the Company’s website at www.vidararx.com.

Forward-Looking Statements

This release contains forward-looking statements, including, but not limited to, statements related to the anticipated consummation of the business combination transaction between Horizon and Vidara and the timing and terms thereof, anticipated product portfolio and other statements that are not historical facts. These forward-looking statements are based on Horizon’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to Horizon’s ability to complete the transaction on the proposed terms and schedule; risks associated with business combination transactions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits

520 Lake Cook Road, Suite 520, Deerfield, IL 60015

of the transaction will not occur; risks related to future opportunities and plans for the combined company; the calculations of, and factors that may impact the calculations of, the acquisition price in connection with the proposed merger and the allocation of such acquisition price to the net assets acquired in accordance with applicable accounting rules and methodologies; as well as other risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in Horizon’s SEC filings and reports, including in its Annual Report on Form 10-K for the year ended December 31, 2013. Horizon undertakes no duty or obligation to update any forward-looking statements contained in this release as a result of new information, future events or changes in its expectations.

Additional Information and Where to Find It

In connection with the proposed transaction, Horizon and Vidara will be filing documents with the SEC, including the filing by Horizon of a preliminary and definitive proxy statement/prospectus relating to the proposed transaction and the filing by Vidara of a registration statement on Form S-4 that will include the proxy statement/prospectus relating to the proposed transaction. After the registration statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to Horizon stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED PRELIMINARY AND DEFINITIVE PROXY/PROSPECTUS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HORIZON, VIDARA AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, by directing a request to Horizon’s Investor Relations department at Horizon Pharma, Inc., Attention: Investor Relations, 520 Lake Cook Road, Suite 520, Deerfield, IL 60015 or to Horizon’s Investor Relations department at 224-383-3000 or by email to investor-relations@horizonpharma.com. Investors and security holders may obtain free copies of the documents filed with the SEC on Horizon’s website at www.horizonpharma.com under the heading “Investors” and then under the heading “SEC Filings.”

Horizon and its directors and executive officers and Vidara and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Horizon in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement/prospectus described above. Additional information regarding the directors and executive officers of Horizon is also included in Horizon’s Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on March 13, 2014. These documents are available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Horizon as described above.

This release does not constitute an offer to sell, or the solicitation of an offer to sell, or the solicitation of an offer to subscribe for or buy, any securities nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

520 Lake Cook Road, Suite 520, Deerfield, IL 60015

Contacts

Investors:

Robert J. De Vaere

Executive Vice President, Chief Financial Officer

investor-relations@horizonpharma.com

Media:

E. Blair Clark-Schoeb

blair@biotechcomm.com

917.432.9275

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520 Lake Cook Road, Suite 520, Deerfield, IL 60015